BRANDYWINE FUND, INC.

                           BRANDYWINE BLUE FUND, INC.

Supplement dated October 31, 2001 to
Prospectus dated January 31, 2001

      The following discussion supplements the discussion under the caption "MANAGEMENT OF THE FUNDS" on page 4 of the Prospectus:

      On October 24, 2001, the shareholders of Brandywine Fund and Brandywine Blue Fund approved new investment advisory agreements for each Fund. The new investment advisory agreements took effect on October 31, 2001 when Affiliated Managers Group, Inc. ("AMG") made a majority investment in Friess Associates, LLC ("Friess") (formerly Friess Associates, Inc.) and became its managing member. The new investment advisory agreements contain substantially the same terms and conditions, including compensation rate, as the former investment advisory agreements for each Fund except that under the new advisory agreements Friess may delegate some or all of its advisory responsibilities to one or more persons or companies pursuant to a sub-advisory agreement.

      All investment decisions for Brandywine Fund and Brandywine Blue Fund are made by a team of Friess' investment professionals, any of whom may make recommendations subject to the final approval of Foster Friess, William D'Alonzo or another senior member of the Friess management team to whom they may delegate the authority.

      On October 24, 2001, the shareholders of Brandywine Fund and Brandywine Blue Fund also approved sub-advisory agreements with Friess and Friess Associates of Delaware, LLC ("Friess Delaware") for each Fund. The sub-advisory agreements took effect on October 31, 2001. Under the sub-advisory agreements, Friess Delaware is responsible for managing the investment and reinvestment of each Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by Friess. For its services to each Fund, Friess, not the Fund, pays Friess Delaware a fee, paid monthly, based on the monthly expenses of Friess Delaware plus an amount equal to 10% of the monthly expenses of Friess Delaware in connection with providing such services to such Fund.

      Friess Delaware is a Securities and Exchange Commission registered investment adviser providing investment advice to institutions and individuals. Friess Delaware is located at 3711 Kennett Pike, P.O. Box 4166, Greenville, Delaware 19807. AMG is the managing member of Friess Delaware. All investment decisions are made by a team of Friess Delaware's investment professionals, any of whom may make recommendations subject to the final approval of Foster Friess, William D'Alonzo or another senior member of the Friess Delaware management team to whom they may delegate the authority.

      Shareholders who have questions concerning Brandywine Fund or Brandywine Blue Fund should call 1-800-656-3017 or write to:

         The Brandywine Funds
         3711 Kennett Pike
         P.O. Box 4166
         Greenville, Delaware  19807